Fiduciary/Claymore Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

	Shares	Value
COMMON STOCKS† - 9.6%
Gathering & Processing - 4.9%
Targa Resources Corp.[1]	320,920	$10,397,808
Marine Transportation - 4.7%
KNOT Offshore Partners, LP1	612,535	10,014,948
Total Common Stocks
(Cost $29,190,552)		20,412,756
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† - 155.9%
Midstream Oil - 79.3%
Magellan Midstream Partners, LP1	656,602	35,817,639
Phillips 66 Partners, LP1	573,780	31,196,419
NuStar Energy, LP1	977,980	22,200,146
Plains All American Pipeline, LP1	1,380,567	18,872,351
NGL Energy Partners, LP1	1,911,380	15,596,861
Genesis Energy, LP1	1,551,905	15,410,417
Holly Energy Partners, LP1	588,488	12,205,241
Delek Logistics Partners, LP1	523,295	11,245,609
USD Partners, LP1	568,625	5,140,370
PBF Logistics, LP1	87,085	1,652,002
Total Midstream Oil		169,337,055
Diversified Infrastructure - 51.9%
Energy Transfer, LP1	3,664,704	40,604,920
MPLX, LP1	1,908,478	38,723,019

	Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† - 155.9% (continued)
Diversified Infrastructure - 51.9% (continued)
Enterprise Products Partners, LP1	1,349,419	$ 31,495,439
Total Diversified Infrastructure		110,823,378
Gathering & Processing - 12.0%
DCP Midstream, LP1	938,082	14,624,698
Noble Midstream Partners, LP1	714,584	10,968,865
Total Gathering & Processing		25,593,563
Midstream Natural Gas - 11.0%
Enable Midstream Partners, LP1	2,121,670	13,154,354
Crestwood Equity Partners, LP1	499,810	10,416,040
Total Midstream Natural Gas		23,570,394
Other Energy Infrastructure - 1.7%
Sunoco, LP1	133,015	3,595,396
Total Master Limited Partnerships and Related Entities
(Cost $278,056,735)		332,919,786
MONEY MARKET FUND† - 1.0%
Dreyfus Treasury Obligations Cash Management Fund - Institutional Shares, 1.45%[2]	2,066,221	2,066,221
Total Money Market Fund
(Cost $2,066,221)		2,066,221
Total Investments - 166.5%
(Cost $309,313,508)		$ 355,398,763
Other Assets & Liabilities, net - (66.5)%		(141,909,528)
Total Net Assets - 100.0%		$ 213,489,235

†	Value determined based on Level 1 inputs — See Note 3.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of February 29, 2020, the total amount segregated was $342,910,296, of which $172,691,126 is related to the outstanding line of credit and $170,219,170  is related to reverse repurchase agreements.

2	Rate indicated is the 7-day yield as of February 29, 2020.

Fiduciary/Claymore Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

The following table summarizes the inputs used to value the Fund’s investments at February 29, 2020 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,412,756	$—	$—	$20,412,756
Master Limited Partnerships and Related Entities	332,919,786	—	—	332,919,786
Money Market Fund	2,066,221	—	—	2,066,221
Total Assets	$355,398,763	$—	$—	$355,398,763

Please refer to the detailed portfolio for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $72,677,706 are categorized as Level 2 within the disclosure hierarchy – See Note 2.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

Note 1 – Organization and Significant Accounting Policies

Organization
Fiduciary/Claymore Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and other energy infrastructure companies. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. To the extent that the Fund increases its investments in non-MLP energy infrastructure companies, a greater portion of the distributions the Fund receives may consist of taxable income. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Money market funds are valued at their net asset value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”) subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 2 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets.

Note 3 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 29, 2020

As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

At February 29, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$309,313,508	$92,601,434	$(46,516,179)	$46,085,255